INVESTOR PRESENTATION NOVEMBER 2015

2 STRATEGIC AREAS OF FOCUS REDEVELOPMENT • Redevelopment is a core business activity • Robust pipeline of redevelopment opportunities within existing portfolio • Occasional development when warranted by risk-adjusted returns • Above-average property operating results over cycle • Above-average resident retention • Peer-leading operating cost control PROPERTY OPERATIONS • Diversified across markets and price points to reduce volatility in revenue • Disciplined capital recycling to upgrade portfolio • Peer-leading growth in average revenue per apartment home PORTFOLIO MANAGEMENT • Quantity of leverage in line with peers and declining • Quality of leverage superior to peers • Growing unencumbered pool adding financial flexibility • Rated investment grade by S&P and by Fitch BALANCE SHEET • Focus on ownership and operation of apartment communities • Add value through operational excellence and redevelopment • Live our values, foster a culture of success and work collaboratively every day to achieve our goals BUSINESS & CULTURE

3 AIMCO VALUE CREATION ECONOMIC INCOME: year-over-year NAV growth plus annual dividend Returns > 13% of current share price $3.00 Property Operations Aimco’s 2015 projected Same Store NOI growth of 5.6% creates ~$3.00 of NAV per share. $0.50 Redevelopment Annual investment of $200-$300M, at value creation averaging 25 - 35% of investment. Adds $0.50 to NAV per share annually. $0.50 Balance Sheet Each year, Aimco funds from retained earnings ~$80M of property debt amortization, adding $0.50 to NAV per share. $1.20 Annual Dividend Current dividend is $1.20 annually, with growth tied to AFFO growth.

5.2% 6.0% 5.5% 5.0% 5.7% 6.1% 6.3% 5.7% 6.8% 7.3% 5.6% 2.5% 6.4% 7.7% 5.2% 3.6% 5.9% 6.6% 5.6% 3.8% 6.0% 7.0% 5.8% 4.6% Jul-14 Aug-14 Sep-14 Oct-14 Jul-15 Aug-15 Sep-15 Oct-15 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% Same Store Rental Rates Renewals New Leases Wt. Avg. PROPERTY OPERATIONS • Greater NOI contribution: Renewal lease rate increases are generally higher than new lease rate increases; renewals avoid costs associated with turnover: higher vacancy, refurbishment, and marketing. • More predictable operating results: Renewal lease rate increases are less volatile; operating costs more predictable. 4 Occupancy 95.7% 95.6% 95.8% 95.8% 95.5% 95.6% 95.8% 95.4%

PEER-LEADING EXPENSE CONTROL 5 (1) For Aimco and peers, results include all property operating costs, which is comprised of COE, taxes, insurance and utilities. Peer group consists of AvalonBay, Camden, Equity Residential, Essex, MAA, Post Properties and UDR. Data Sources: SNL Financial, company reports. (2) Controllable Property Operating Expenses (“COE”) represent property operating expenses before taxes, insurance and utilities. • Focus on efficient operations: Over the past seven years, the compound annual growth rate for Aimco’s property operating expenses before taxes, insurance, and utilities (“COE”) is below zero. In 2015, Aimco expects COE to be up approximately 1.7%. • Centralize: moving administrative tasks to Shared Service Center reduces cost and allows site teams to focus on sales and service. • Standardize: reduce complexity, increase purchasing volume discounts. • Invest: focus on total lifecycle costs and invest in more durable materials such has plank flooring instead of carpet, granite countertops instead of laminate. 7.0% Aimco (1) 20.0% Peer Avg (1) 16.2% CPI -1.8% Aimco COE (2) 90 95 100 105 110 115 120 125 2007 2008 2009 2010 2011 2012 2013 2014 2015E Cumulative Same Store Expense Growth 2008 - 2015E

STRONG OPERATING PERFORMANCE (1) Source: SNL Financial. Peer group consists of AvalonBay, Camden, Equity Residential, Essex, MAA, Post Properties and UDR. Company reports. Individual market peers vary based on geographic exposure. • From 2010 through 2014, the compound annual growth rate for Aimco Same Store property NOI of 4.5% is consistent with the public apartment REIT average. (1) • At the market level, approximately two-thirds of Aimco year-to-date 2015 Same Store NOI was earned in markets where Aimco competes with two or more other public apartment REITs. 6 Aimco Asset Quality % Aimco NOI Same Store Revenue Same Store NOI Same Store Revenue Same Store NOI Gr at r DC C+ 15% 2 of 6 1 of 6 2 of 6 1 of 6 Greater LA A 17% 1 of 6 1 of 6 6 of 6 5 of 6 Miami A 10% 1 of 3 1 of 3 3 of 3 3 of 3 Boston C+ 10% 2 of 4 2 of 4 2 of 4 1 of 4 San Diego B 7% 2 of 5 1 of 5 2 of 5 2 of 5 Bay Area B 6% 2 of 5 2 of 5 3 of 5 2 of 5 Atlanta A 3% 4 of 4 4 of 4 4 of 4 3 of 4 Aimco Ranking vs Peers Y2014 YTD 3Q 2015

REDEVELOPMENT STRATEGY 7 BUY RIGHT • Own and operate real estate in special locations where land value appreciates faster than buildings depreciate • Higher-growth markets support strategic redevelopment opportunities REDEVELOP WITHIN PORTFOLIO • Reposition existing operating properties through phased redevelopment • Vacate smaller properties on a select basis • Take advantage of opportunities to increase density through development of existing vacant land or zoning modifications Lincoln Place, Venice, CA

8 REDEVELOPMENT VALUE CREATION VALUE CREATION FROM 2012 - 2015 REDEVELOPMENTS (1) Based on market NOI capitalization rates reported in CBRE North America’s Cap Rate Survey for First Half 2015. (2) During 2008, Aimco recognized impairment losses on two of its redevelopment properties totaling approximately $91.1M. After taking these impairments into consideration, value creation is reduced from 47% of investment to 32%. Redevelopment value creation ($M) (1) As a % of Investment (1) Value creation incl. 2008 impairments ($M) (2) As a % of Investment incl. 2008 impairments (2) $379 47% $288 32% ACTUAL/ PROJECTED VALUE CREATION Net investment ($M) Total apartment homes impacted Apartment homes redeveloped PROJECT SCOPE $805 3,455 2,030 REVENUE PER APARTMENT HOME Projected at NOI stabilization (un-trended) $3,000

WHAT'S NEXT FOR REDEVELOPMENT?

REDEVELOPMENT PIPELINE


DENVER
Eastpointe
(140 Apartments)
CHICAGO
Yorktown Apartments
(364 Apartments)
Yorktown Apartments
Expansion
(~100 Apartments)
BAY AREA
707 Leahy
(110 Apartments)
PHILADELPHIA
The Sterling
(Expanded Scope)
Park Towne Place
(Expanded Scope)
GREATER LA
Palazzo East
(611 Apartments)
Villas at Park La Brea
(250 Apartments)
The Palazzo at Park La Brea
(Expanded Scope)
3400 Avenue of the Arts
(Expanded Scope)
GREATER DC
Merrill House
(159 Apartments)
MIAMI
Yacht Club at Brickell
(357 Apartments)

Pipeline projects included in the above have not yet been approved by Aimco's Investment Committee. Approved redevelopment projects and scope may differ materially from the above.

9

10 PORTFOLIO STRATEGY To continuously upgrade our portfolio through redevelopment, property upgrades, acquisitions, and limited development activity. We do this through a strict paired-trade discipline with: DISPOSITION of 5-10% of our portfolio annually, primarily from submarkets with lower revenue growth prospects; and REINVESTMENT of these proceeds in properties in target submarkets with above-average revenue growth prospects. We maintain sufficient geographic and price point DIVERSIFICATION to limit volatility and concentration risk, while focusing investment in higher growth, higher margin submarkets. We offer a product that ATTRACTS highly qualified residents with positive prospects for income growth and the ability and willingness to pay for high quality properties and service.

AIMCO INVESTMENT COMMITTEE 11 Aimco portfolio strategy execution is overseen by an Investment Committee: • Lisa Cohn, EVP & General Counsel, Chair • Terry Considine, Chief Executive Officer • Miles Cortez, Chief Administrative Officer • John Bezzant, Chief Investment Officer • Paul Beldin, Chief Financial Officer • Patti Fielding, EVP - Redevelopment • Keith Kimmel, EVP - Property Operations • Patti Shwayder, SVP - Government Relations & Communications The Committee is responsible for ensuring: Each investment meets the requirements of our PAIRED-TRADE STRATEGY executed through leverage-neutral, tax-efficient paired trades where the projected Free Cash Flow IRR of an investment is greater than the projected Free Cash Flow IRR of the property sold; and portfolio quality is enhanced; and Each paired-trade is consistent with our strategy to maintain geographic and price-point DIVERSIFICATION.

PORTFOLIO STRATEGY EXECUTION 12 LEVERAGE IMPACT ASSET SALES $598 6% $269 2012 $406 4% $203 2013 $689 7% $435 2014 $413 4% $258 2015E $2,107 5% $1,165 Total/ Wt. Avg. Gross proceeds % of Portfolio Net proceeds REINVESTMENT, NET OF FINANCING* $78 47 69 $194 $97 39 24 $160 $139 50 284 $473 $124 51 111 $286 $438 187 488 $1,113 Redevelopment/development Property upgrades Acquisitions Total $ in Millions ($75) ($43) $38 $28 ($52) Debt (reduction)/increase • Aimco targets the disposition of 5-10% of our portfolio annually. On average, during the last four years, we have disposed of 5% of our portfolio annually. • We fund redevelopment, development and property upgrades from the sale of 2-3% of assets each year (~$200-$300M) and fund acquisitions with additional sales up to the 5-10% target, only if accretive opportunities are identified that improve portfolio quality. • Activity over the last four years has been leverage-neutral. * Represents gross investment in real estate net of property debt utilized to fund the investment. During 2015, Aimco reduced leverage on redevelopment by use of proceeds from its January 2015 equity issuance.

PAIRED-TRADE DISCIPLINE

2012 - October 2015 Paired Trade Activity

SELL LOWEST RATED PROPERTIES

Property Sales	
Conventional properties	69
Conventional apartment homes	22,854
Affordable properties	78
Affordable apartment homes	7,395
Gross proceeds (Aimco share)	$1.9B
Net proceeds (Aimco share)	$1.0B
Avg. revenue per home	$907
Avg. FCF IRR	6%-7%

REINVEST IN HIGHER-RENT PROPERTIES

Property Upgrades	
Investment	$171M
Avg. FCF IRR	> 15%
Redevelopment	
Total multi-year net investment	$805M
Avg revenue per home	~$3,000
Avg. FCF IRR	> 9%
Development	
Total multi-year net investment	$235M
Avg revenue per home	$3,575
Avg. FCF IRR	> 9%

Acquisitions	
Properties acquired	15
Apartment homes	2,231
Gross real estate value	~$675M
Avg revenue per home	$1,880
Avg. FCF IRR	> 8%
Partnership transactions	14
Gross real estate value	$220M
Avg. FCF IRR	> 10%

- Selective investments through acquisition, and in limited circumstances development, are made in markets where we are under-allocated (for example, the Bay Area and Manhattan) and/or where we seek to upgrade our locations within a market (for example, Boston)

13

• Aimco’s portfolio management activities have resulted in a significant improvement in portfolio quality. • Over the last four years, Aimco has exited: Dallas; Daytona Beach; Detroit; Fort Wayne, IN; Grand Rapids, MI; Houston; Jacksonville; Lexington, MD; Naples, FL; Orlando; Palm Beach, FL; and Tampa. Aimco also expects to sell the last of its properties in Phoenix by year’s end. 14 PORTFOLIO TRANSFORMATION (1) Aimco defines asset quality as follows: "A" quality assets are those with rents greater than 125% of local market average; "B" quality assets are those with rents 90% to 125% of local market average; and “C+” quality assets are those with rents greater than $1,100 per month but less than 90% of local market average. The table above illustrates Aimco’s Conventional portfolio quality based on market data for fourth quarter 2011 and for 3Q 2015. (2) Assumes capital replacements of $1,200 per apartment home per year. 198 62,834 86% 139 40,369 90% -30% -36% + 5% FOOTPRINT Communities Apartment Homes % NOI in Target Markets 2011 2015E Change QUALITY (1) Revenue per Home Percentage A Percentage B Percentage C+ Percentage C $1,262 30% 37% 21% 12% $1,828 50% 33% 17% - + 45% + 65% - 13% - 17% - 100% PROFITABILITY NOI Margin Free Cash Flow Margin (2) 63% 54% 67% 63% + 6% + 15%

BAY AREA ACQUISITION PAIRED TRADE ASSET QUALITY ANALYSIS (1) FCF IRR assumes capital replacements of $1,200 per apartment home for the communities sold and for the community acquired. (2) For acquisition property, represents stabilized average revenue per apartment home based on market rents as of July 2015. Projection does not include projected future market rent growth. (3) Source: REIS (4) Source: ESRI 15 Location SELL Phoenix, AZ Alexandria, VA Year Built 1998 1973 FCF IRR(1) 5.7% 6.9% Avg Revenue Per Apt Home(2) $1,165 $1,575 10-Year Revenue Growth Rate(3) 2.7% 2.8% Median Household Income(4) $58,000 $83,000 Median Home Values(4) $197,000 $393,000 $84 $250 Sale/Purchase Price ($M) BUY Bay Area 2016 7.9% $3,800 3.6% $79,000 $765,000 $320

BAY AREA ACQUISITION PAIRED TRADE FINANCIAL ANALYSIS FCF Break-Even Projected in 2018 16 (1) FCF assumes capital replacements of $1,200 per apartment home for the communities sold and for the community acquired. (2) Source: REIS NOI Yield STABILIZED PROJECTIONS 4.9% FCF Yield(1) 4.4% Avg Revenue Per Apt Home $1,459 10-Year Revenue Growth Rate(2) 2.8% NOI Margin 59% FCF Margin(1) 52% BUY 4.9% 4.7% $3,800 3.6% 67% 65% AVG OF SOLD TO FUND ACQUISITION

6.1x 7.1x 5.1x Peer Wt. Avg. Aimco Aimco Adj for Refunding Risk HIGH QUALITY BALANCE SHEET • Aimco Debt and Preferred Equity to EBITDA of 7.1x reflects outstanding balances at 9/30/2015, but overstates the refunding risk of our leverage. • Our property debt balances at maturity are more than $800 million lower than are current balances as scheduled amortization is paid from retained earnings. (1) Peer group consists of AvalonBay, Camden, Equity Residential, Essex, MAA, Post Properties and UDR. Peer weighted average computed by Aimco based on 9/30/2015 debt and preferred equity balances, less cash, cash equivalents and restricted cash, divided by last twelve months recurring EBITDA, all as reported by SNL Financial. Balances are adjusted to reflect company share of unconsolidated debt and NOI. For Aimco, leverage represents Aimco’s share of property debt, preferred equity and any balance on the revolving credit facility, reduced by Aimco’s share of cash, cash equivalents, restricted cash and investments in a securitization trust that holds Aimco property loans. See further information in Aimco’s 3Q 2015 Earnings Release. (2) Refunding Risk is lower than Total Leverage because property debt balances are reduced by scheduled amortization funded from retained earnings and because perpetual preferred equity is not subject to mandatory refunding. Property debt amortization, Perpetual Preferred Equity Total Leverage / LTM EBITDA as of September 30, 2015 (1) Refunding Risk (2) 17

Integrity Respect Collaboration Customer Focus Performance Our Vision To be the best owner and operator of apartment communities, inspired by a talented team committed to exceptional customer service, strong financial performance, and outstanding corporate citizenship. Aimco Cares In 2014, we celebrated 10 years of Aimco Cares. Over the last decade: Aimco team members have contributed tens of Top Work Place In 2015, Aimco was again recognized by the Denver Post as a Top Work Place based on independent surveys of ~300 team members. thousands of volunteer hours to hundreds of non-profit organizations; the annual Aimco Cares Charity Golf Classic has raised nearly $3 million for patriotic and educational causes; and Aimco has awarded nearly 500 college scholarships to help team members with the cost of their child’s higher education. 2013 2014 2015 WE LIVE OUR VALUES 18

19 FORWARD LOOKING STATEMENTS & OTHER INFORMATION This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically: forecasts of 2015 financial and operating results; Aimco's development and redevelopment project investments, timelines and stabilized rents; projected returns on property upgrades, acquisitions, redevelopment and development projects. These forward-looking statements reflect management’s judgment as of this date, and Aimco assumes no obligation to revise or update them to reflect future events or circumstances. These forward-looking statements include certain risks and uncertainties. Readers should carefully review Aimco’s financial statements and notes thereto, as well as the risk factors described in Aimco’s Annual Report on Form 10-K for the year ended December 31, 2014, and the other documents Aimco files from time to time with the Securities and Exchange Commission. This presentation does not constitute an offer of securities for sale. Future quarterly dividend payments are subject to determinations by Aimco's board of directors based on the circumstances at the time of authorization, and the actual dividends paid may vary from the currently expected amounts.